GOF-P2 04/26

SUPPLEMENT DATED APRIL 17, 2026
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF EACH FUND LISTED IN SCHEDULE A

Effective May 31, 2026, the following supersedes any and all disclosure to the contrary in the Summary Prospectus, Prospectus and SAI of each fund listed in Schedule A:

The portfolio managers primarily responsible for the day-to-day management of the fund are Matthew D. Quinlan and Amritha Kasturirangan, CFA.

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and SAI
FRANKLIN MANAGED TRUST
Franklin Rising Dividends Fund	February 1, 2026

FRANKLIN TEMPLETON ETF TRUST
Franklin Dividend Growth ETF	August 28, 2025

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Rising Dividends VIP Fund	May 1, 2025

Please retain this supplement for future reference.